UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2015

Monster Beverage Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-18761	39-1679918
(Commission File Number)	(IRS Employer Identification No.)

1 Monster Way
Corona, California 92879

(Address of principal executive offices and zip code)

(951) 739-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Monster Beverage Corporation (formerly New Laser Corporation), a Delaware corporation (the “Company”), is providing the disclosure contained in this Current Report on Form 8-K in connection with the June 12, 2015 closing of the Transactions (as defined in Item 1.01 to this Current Report on Form 8-K), under the following items of Form 8-K:  Item 1.01, Item 2.01, Item 3.01, Item 3.02, Item 3.03, Item 5.01, Item 5.02, Item 5.03, Item 8.01 and Item 9.01.

Item 1.01. Entry into a Material Definitive Agreement.

Transaction Agreement and Asset Transfer Agreement

As previously disclosed, on August 14, 2014, Monster Beverage 1990 Corporation (formerly Monster Beverage Corporation), now a wholly owned subsidiary of the Company (“Old Monster”), entered into definitive agreements providing for a long-term strategic relationship in the global energy category with The Coca-Cola Company (“TCCC”). In connection with the transactions contemplated thereby (collectively, the “Transactions”), Old Monster, the Company, New Laser Merger Corporation, a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), TCCC and European Refreshments, a TCCC subsidiary (“European Refreshments”), entered into a Transaction Agreement (as amended, the “Transaction Agreement”), and Old Monster, the Company and TCCC entered into an Asset Transfer Agreement (as amended, the “Asset Transfer Agreement”).  The Transaction Agreement and the Asset Transaction Agreement are each described in Item 1.01 of Old Monster’s Current Report on Form 8-K filed on August 18, 2014, which is incorporated by reference into this Item 1.01.

The descriptions of the Transaction Agreement and the Asset Transfer Agreement are not complete and are qualified in their entirety by reference to the complete text of the Transaction Agreement and the Asset Transfer Agreement, each as amended by the Amendment, dated as of May 4, 2015, by and among Old Monster, the Company, Merger Sub, TCCC and European Refreshments (the “Amendment to the Transaction Agreement and Asset Transfer Agreement”).  Copies of the Transaction Agreement, the Asset Transfer Agreement and the Amendment to the Transaction Agreement and Asset Transfer Agreement are filed as Exhibits 2.1, 2.2 and 2.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Distribution Coordination Agreements

Monster Energy Company (“MEC”), an indirect wholly owned subsidiary of the Company, and its wholly owned subsidiary Monster Energy Limited (formerly, Tauranga Ltd.) (“MEL”), each entered into an amended and restated distribution coordination agreement, dated as of June 12, 2015, with TCCC. The agreements amend and restate the Monster Energy Distribution Coordination Agreement between MEC and TCCC and the Monster Energy International Distribution Coordination Agreement between MEL and TCCC, each dated as of October 3, 2008.

The distribution coordination agreements pertain to the coordination of distribution of energy drink products offered, packaged and/or marketed by MEC or MEL, as applicable, or their respective affiliates under the primary brand name “Monster” and additional products as described in the agreements (the “MEC Products”) in the United States, Canada and other countries, as indicated below. Coordination of U.S. and Canadian distribution will be pursuant to the Amended and Restated Distribution Coordination Agreement between MEC and TCCC (the “U.S./Canada Coordination Agreement”), and coordination of distribution in other countries will be pursuant to the Amended and Restated International Distribution Coordination Agreement among MEC, MEL and TCCC (the “International Coordination Agreement” and together with the U.S./Canada Coordination Agreement, the “Coordination Agreements”).

Pursuant to the U.S./Canada Coordination Agreement, MEC agrees to use its best efforts to enter into new distribution agreements with TCCC-affiliated distributors (“TCCC Distributors”) for certain specified sub-territories designated by MEC within the United States and Canada.  In addition, to the extent permissible under applicable law, and subject to the terms of the U.S./Canada Coordination Agreement, TCCC agrees to use its best efforts to recommend and consent to the entering into of such new distribution agreements, and will, upon MEC’s reasonable request, use good faith efforts to reasonably assist the entering into of such new distribution agreements and the on-going relationship between MEC and such TCCC Distributors that have executed, or that execute in the future, new distribution agreements with MEC. MEC will reasonably respond to TCCC’s or a TCCC Distributor’s reasonable inquiries and cooperate with TCCC in response to TCCC’s reasonable requests in relation to MEC’s relationship with TCCC and TCCC Distributors.

Pursuant to the International Coordination Agreement, MEL agrees to use its best efforts to enter into new distribution agreements with TCCC Distributors for certain specified sub-territories designated by MEL throughout the world (excluding the United States, Canada and other countries subject to applicable trade embargoes and sanctions laws and regulations).  In addition, to the extent permissible under applicable law, and subject to the terms of the International Coordination Agreement, TCCC agrees to use its best efforts to recommend and consent to the entering into of such new distribution agreements, and will, upon MEL’s reasonable request, use good faith efforts to reasonably assist the entering into of such new distribution agreements and the on-going relationship between MEL and such TCCC Distributors that have executed, or that execute in the future, new distribution agreements with MEL. MEL will reasonably respond to TCCC’s or a TCCC Distributor’s reasonable inquiries and cooperate with TCCC in response to TCCC’s reasonable requests in relation to MEL’s relationship with TCCC and TCCC Distributors. For purposes of this paragraph, references to “MEL” will include MEC.

Pursuant to the Coordination Agreements, subject to certain conditions, MEC and MEL, as applicable, will pay TCCC a commission based on net sales to TCCC Distributors above a specified base volume.

The U.S./Canada Coordination Agreement is for an initial term of 20 years from the June 12, 2015 effective date (the “Effective Date”). After the initial term, the U.S./Canada Coordination Agreement will, subject to specified termination rights held by each party, remain in effect for as long as any TCCC Distributor continues to distribute some or all of the MEC Products pursuant to the terms of a KO Distribution Agreement (as defined in the U.S./Canada Coordination Agreement). The International Coordination Agreement is for an initial term of five years from the Effective Date. After the initial five-year term, the International Coordination Agreement may be renewed by either party for up to three successive five-year terms.  After the initial term and any additional terms, the International Coordination Agreement will, subject to specified termination rights held by each party, remain in effect for as long as any TCCC Distributor continues to distribute some or all of the MEC Products pursuant to the terms of a KO Distribution Agreement (as defined in the International Coordination Agreement).

The Coordination Agreements may be terminated by a party upon a material breach of the contract by, or an insolvency of, the other party, subject to certain limitations and conditions. The Coordination Agreements also may be terminated upon mutual agreement of the parties. If either party terminates either of the Coordination Agreements due to the other party’s breach of such terminated Coordination Agreement, the terminating party will have the option to terminate the other Coordination Agreement (the “Related Coordination Agreement”) as well. Termination fees are payable by each of MEC or MEL, on the one hand, or TCCC, on the other hand, if a Coordination Agreement is terminated due to the other party’s material breach of the applicable Coordination Agreement or the termination of the Related Coordination Agreement as a result of material breach thereof (with premiums payable if terminated within certain specified periods of the Effective Date of the applicable Coordination Agreement). The Coordination Agreements may be terminated by either party upon completion of an MEC Change of Control (as defined in the applicable Coordination Agreement), subject to certain conditions and limitations. Termination fees may also be payable by MEC or MEL, as applicable, if a Coordination Agreement is terminated in connection with an MEC Change of Control in certain specified circumstances, subject to certain conditions.  If MEC or MEL terminates a KO Distribution Agreement without cause and without (1) entering into a new distribution agreement with a Primary KO Distributor (as defined in the applicable Coordination Agreement), for the same sub-territory promptly thereafter, and (2) concurrently terminating the applicable Coordination Agreement, the terminating party will pay a termination fee to TCCC solely with respect to the terminated KO Distribution Agreement.  Furthermore, if MEC or MEL terminates a portion of a territory specified in a KO Distribution Agreement without cause, the terminating party will pay TCCC a partial termination fee for the terminated territory, as applicable to the relevant Coordination Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On June 12, 2015, Old Monster effected a holding company reorganization in connection with the Transactions by merging Merger Sub into Old Monster, with Old Monster surviving as a wholly owned subsidiary of the Company (the “Holding Company Reorganization”), and the Company changed its name from New Laser Corporation to “Monster Beverage Corporation.”

In the Holding Company Reorganization, each Old Monster common share, par value $0.005 per share, outstanding immediately prior to consummation of the Holding Company Reorganization (other than any Old Monster common shares that were owned by Old Monster immediately prior to the effective time, which were canceled) was converted automatically into the right to receive one Company common share, par value $0.005 per share. In addition, upon consummation of the Holding Company Reorganization:

•                  each unexercised and unexpired stock option then outstanding under any equity compensation plan of Old Monster, whether or not then exercisable, ceased to represent a right to acquire Old Monster common shares and was converted automatically into a right to acquire the same number of Company common shares, on the same terms and conditions as were applicable under such Old Monster stock option; and

•                  each share of restricted stock and each restricted stock unit of Old Monster granted under all outstanding equity compensation plans ceased to represent or relate to Old Monster common shares and was converted automatically to represent or relate to Company common shares, on the same terms and conditions as were applicable to such Old Monster restricted stock and restricted stock units (including the vesting or other lapse restrictions (without acceleration thereof by virtue of the Holding Company Reorganization and the Transactions)).

Promptly following the effective time of the Holding Company Reorganization, Old Monster assigned to the Company all obligations of Old Monster under Old Monster’s equity compensation plans and each stock option agreement, restricted stock award agreement, restricted stock unit award agreement and any similar agreement entered into pursuant to such equity compensation plans. In addition, all obligations of Old Monster under any employment agreements and indemnification agreements have been assigned to the Company.

Immediately after the effective time of the Holding Company Reorganization, (1) the Company issued to TCCC newly issued Company common shares representing approximately 16.7% of the total number of outstanding Company common shares (after giving effect to such issuance) (the “New Issuance”), (2) TCCC transferred all of its rights in and to TCCC’s worldwide energy drink business (“KO Energy”) to the Company, (3) Old Monster transferred all of its rights in and to its non-energy drink business (“Monster Non-Energy”) to TCCC (such transfer, together with the transfer of KO Energy, the “Asset Transfers”), (4) MEC, MEL and TCCC entered into the Coordination Agreements, as described above in Item 1.01 under “Distribution Coordination Agreements”, which is incorporated by reference into this Item 2.01, and (5) TCCC and/or one or more of its subsidiaries made an aggregate net cash payment to the Company and MEC of $2.15 billion, $125.0 million of which will be held in escrow, subject to release upon the achievement of milestones relating to the transition of distribution rights to TCCC’s distribution network.  The Transactions did not require the approval of Old Monster shareholders.

The Company’s common shares are listed and traded on The Nasdaq Global Select Market (“Nasdaq”) and became eligible for trading under the ticker symbol “MNST” on Monday, June 15, 2015.

The foregoing is only a brief description of the Holding Company Reorganization and the Transactions, does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement and the Asset Transfer Agreement, copies of which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and incorporated by reference herein, each as amended by the Amendment to the Transaction Agreement and Asset Transfer Agreement, a copy of which is filed as Exhibit 2.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 12, 2015, in connection with the Holding Company Reorganization, Old Monster notified Nasdaq that the Holding Company Reorganization had been completed and requested that trading of Old Monster common shares be suspended prior to the market opening on June 15, 2015.  In addition, on June 12, 2015, Old Monster requested that Nasdaq file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Old Monster common shares from Nasdaq and deregister the Old Monster common shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Old Monster intends to file a certificate on Form 15 requesting that the Old Monster common shares be deregistered under the Exchange Act, and that Old Monster’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of the Company to the Exchange Act Section 12(b) registration and reporting obligations of Old Monster as described under the heading, “Successor Issuer,” under Item 8.01 below).

The information set forth in Item 8.01 under the heading “Successor Issuer,” describing the succession of the Company to Exchange Act Section 12(b) and reporting obligations of Old Monster, is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is hereby incorporated by reference in this Item 3.02.  Exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), for the sale of shares to TCCC pursuant to the New Issuance is based on Section 4(a)(2) of the Securities Act.  TCCC is an “accredited investor” as such term is defined in Regulation D, as promulgated under the Securities Act.

Item 3.03 Material Modification of Rights of Securityholders.

At the effective time of the Holding Company Reorganization, each Old Monster common share automatically converted into the right to receive one Company common share.

The information set forth in Item 2.01 is hereby incorporated by reference in this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth in Items 2.01 and 5.02 is hereby incorporated by reference in this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of the Company; Election of New Directors of the Company

The officers of the Company are the same as the officers of Old Monster immediately prior to the closing of the Transactions.  The directors of the Company are the same as the directors of Old Monster immediately prior to the closing of the Transactions, except that the size of the Company’s board of directors has been increased by two directors, and the Company has appointed Gary P. Fayard and Kathy N. Waller to the board as the TCCC designees, pursuant to the Transaction Agreement described in Item 1.01, which is incorporated by reference into this Item 5.02.

The charts below list the Company’s directors and named executive officers, effective as of June 12, 2015.

Directors

Name	Age	Position
Rodney C. Sacks(1)	65	Chairman of the Board of Directors
Hilton H. Schlosberg(1)	62	Vice Chairman of the Board of Directors
Mark J. Hall	59	Director
Benjamin M. Polk	64	Director
Norman C. Epstein(2),(3),(4)	74	Director
Sydney Selati(2),(3),(4)	76	Director
Harold C. Taber, Jr. (2),(3),(4)	75	Director
Mark S. Vidergauz(3),(5)	61	Director
Gary P. Fayard	63	Director
Kathy N. Waller	57	Director

(1)                                 Member of the Executive Committee of the Board of Directors.

(2)                                 Member of the Audit Committee of the Board of Directors.

(3)                                 Member of the Compensation Committee of the Board of Directors.

(4)                                 Member of the Nominating Committee of the Board of Directors.

(5)                                 Lead Independent Director.

Named Executive Officers

Name	Age	Position
Rodney C. Sacks	65	Chief Executive Officer
Hilton H. Schlosberg	62	President, Chief Financial Officer, Chief Operating Officer and Secretary
Mark J. Hall	59	Chief Marketing Officer
Thomas J. Kelly	60	Senior Vice President Finance

Biographical information about the Company’s directors, other than Mr. Fayard and Ms. Waller, is included in Old Monster’s Amendment No. 1 to Form 10-K for the fiscal year ended December 31, 2014 under “Item 10. Directors, Executive Officers and Corporate Governance” and is incorporated by reference herein.

Biographical information about Mr. Fayard and Ms. Waller is set forth below:

Gary P. Fayard—Director of the Company.  Executive Vice President and Chief Financial Officer of the TCCC from February 2003 through April 2014. Mr. Fayard joined TCCC in 1994, and in July 1994, he was elected Vice President and Controller, a position he held until December 1999 when he was elected Senior Vice President and Chief Financial Officer. Mr. Fayard has also served on the board of directors of Coca-Cola FEMSA, S.A.B. de C.V., the largest bottler in the world of Coca-Cola trademark beverages by unit case volume operating in territories in Mexico, Central and South America and the Philippines, from 2004 to the present and on the board of directors of Genuine Parts Company from 2014 to the present. Mr. Fayard has a strong background in accounting and finance as well as substantial business and leadership experience in the beverage industry.

Kathy N. Waller—Director of the Company.  Executive Vice President and Chief Financial Officer of TCCC, a position she has held since April 2014. Ms. Waller joined TCCC in 1987 as a senior accountant in the Accounting Research Department and has served in a number of accounting and finance roles of increasing responsibility. From July 2004 to August 2009, Ms. Waller served as Chief of Internal Audit. In December 2005, she was elected Vice President of TCCC, and in August 2009, she was elected Controller. In August 2013, she became Vice President, Finance and Controller of TCCC, assuming additional responsibilities for corporate treasury, corporate tax and finance capabilities. Ms. Waller has a strong background in accounting and finance as well as substantial business and leadership experience in the beverage industry.

The Company’s board of directors has determined that that Messrs. Epstein, Fayard, Polk, Selati, Taber and Vidergauz are independent, as that term is defined in the Nasdaq Marketplace Rules and SEC regulations.

In connection with the closing of the Transactions, the Company will assume each of the Hansen Natural Corporation 2001 Stock Option Plan, the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors, and the Hansen Natural Corporation 2011 Omnibus Incentive Plan of Old Monster.  Each of the officers and directors of the Company will be entitled to participate in such plans, as applicable, on the same terms and conditions as the officers and directors of Old Monster immediately prior to the closing of the Transactions.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Holding Company Reorganization, the Company’s board of directors adopted an Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and Amended and Restated Bylaws (the “Amended and Restated Bylaws”).

Upon consummation of the Holding Company Reorganization, the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws of the Company were the same as the certificate of incorporation and bylaws of Old Monster immediately prior to consummation of the Holding Company Reorganization.  The Amended and Restated Certificate of Incorporation was filed with the Delaware Secretary of State on June 12, 2015 and is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The Amended and Restated Bylaws of the Company are filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01 Other Events.

Successor Issuer

In connection with the Holding Company Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, the Company is the successor issuer to Old Monster and has succeeded to the attributes of Old Monster as the registrant, including Old Monster’s Commission file number and CIK number. The Company common shares are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using Old Monster’s Commission file number (000-18761). The Company hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Company Common Shares

The Company’s authorized capital stock consists of 240,000,000 common shares, par value $0.005 per share.

Voting

The holders of the Company’s common shares will have one vote per share. Holders of the Company common shares will not be entitled to vote cumulatively for the election of directors. Generally, all matters to be voted on by shareholders must be approved by a majority, or, in the case of the election of directors, by a plurality, of the votes cast at a meeting at which a quorum is present (consisting of the presence, in person or by proxy, of the holders of one-third of the number of shares entitled to vote). Actions may be taken without a meeting by the written consent of holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted.

Dividends

Holders of Company common shares will share ratably in any dividends declared by the Company’s board of directors. The Company may pay dividends consisting of cash, property or shares of capital stock of the Company or its subsidiaries. Delaware law allows a corporation to pay dividends only out of surplus, as determined under Delaware law or, if there is no surplus, out of net profits for the fiscal year in which the dividend was declared and for the preceding fiscal year. Under Delaware law, however, the Company cannot pay dividends out of net profits if, after paying the dividend, the Company’s capital would be less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Other Rights

Upon the liquidation, dissolution or winding up of the Company, all common shareholders are entitled to share ratably in any assets available for distribution to common shareholders. No Company common shares are subject to redemption or, except as granted to TCCC in the Transactions, have preemptive rights to purchase additional Company common shares.  Pursuant to the Transaction Agreement, in the event that European Refreshments beneficially owns at least 20% of the aggregate number of the Company common shares then-outstanding, if the Company engages in any transaction involving the direct or indirect sale or issuance by the Company of equity securities (subject to customary exceptions) and such sale or issuance would cause European Refreshments to beneficially own less than 20% of the aggregate number of outstanding Company common shares immediately following such sale or issuance, European Refreshments will be afforded the opportunity to acquire from the Company, for the same price and on the same terms as such equity securities are offered, up to an amount necessary to enable European Refreshments to own 20% of the aggregate number of outstanding Company common shares immediately following such sale or issuance.

Trading

The outstanding Company common shares are listed on Nasdaq under the symbol “MNST,” the same symbol under which Old Monster common shares were listed. The transfer agent and registrar for the Company common shares is American Stock Transfer & Trust Company.

The foregoing is only a brief description of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, copies of which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.  The description of preemptive rights under the heading “Other Rights” does not purport to be complete and is qualified in its entirety by reference to the Transaction Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Section 16 Reporting

Each director and officer (for purposes of Section 16 of the Exchange Act) of the Company is required to file a Form 4 evidencing the disposition of Old Monster common shares, a Form 3 evidencing his or her status as a new director or officer of the Company and a Form 4 evidencing his or her acquisition of Company common shares. No shares were sold into or purchased from the market in connection with the dispositions and acquisitions reflected on these Form 4s.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of the business acquired

The financial statements with respect to the Transactions required by Item 9.01(a) of this Current Report on Form 8-K are filed herewith.

(b) Pro forma financial information

The pro forma financial statements required by Item 9.01(b) of this Current Report on Form 8-K are filed herewith.

(d) Exhibits

Exhibit No.	Description

2.1*

Transaction Agreement, dated as of August 14, 2014, by and among Monster Beverage Corporation, New Laser Corporation, New Laser Merger Corp., The Coca-Cola Company and European Refreshments (incorporated by reference from exhibit 2.1 to the Form S-4/A filed by New Laser Corporation and dated May 4, 2015, File No. 333-201839)

2.2*

Asset Transfer Agreement, dated as of August 14, 2014, by and among Monster Beverage Corporation, New Laser Corporation and The Coca-Cola Company (incorporated by reference from exhibit 2.2 to the Form S-4/A filed by New Laser Corporation and dated April 21, 2015, File No. 333-201839)

2.3

Amendment to the Transaction Agreement and Asset Transfer Agreement, dated as of May 4, 2015, by and among Monster Beverage Corporation, New Laser Corporation, New Laser Merger Corp., The Coca-Cola Company and European Refreshments (incorporated by reference from exhibit 2.3 to the Form S-4/A filed by New Laser Corporation and dated May 5, 2015, File No. 333-201839)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

23.1	Consent of Ernst & Young LLP

99.1	Audited combined abbreviated financial statements of KO Energy as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014

99.2	Unaudited pro forma condensed combined financial information as of December 31, 2014 and for the twelve months ended December 31, 2014

* Schedules, annexes and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule, annex or exhibit upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Beverage Corporation

Date: June 18, 2015	By:	/s/ Hilton H. Schlosberg
Hilton H. Schlosberg Vice Chairman of the Board of Directors, President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*

Transaction Agreement, dated as of August 14, 2014, by and among Monster Beverage Corporation, New Laser Corporation, New Laser Merger Corp., The Coca-Cola Company and European Refreshments (incorporated by reference from exhibit 2.1 to the Form S-4/A filed by New Laser Corporation and dated May 4, 2015, File No. 333-201839)

2.2*

Asset Transfer Agreement, dated as of August 14, 2014, by and among Monster Beverage Corporation, New Laser Corporation and The Coca-Cola Company (incorporated by reference from exhibit 2.2 to the Form S-4/A filed by New Laser Corporation and dated April 21, 2015, File No. 333-201839)

2.3

Amendment to the Transaction Agreement and Asset Transfer Agreement, dated as of May 4, 2015, by and among Monster Beverage Corporation, New Laser Corporation, New Laser Merger Corp., The Coca-Cola Company and European Refreshments (incorporated by reference from exhibit 2.3 to the Form S-4/A filed by New Laser Corporation and dated May 5, 2015, File No. 333-201839)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

23.1	Consent of Ernst & Young LLP

99.1	Audited combined abbreviated financial statements of KO Energy as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014

99.2	Unaudited pro forma condensed combined financial information as of December 31, 2014 and for the twelve months ended December 31, 2014

* Schedules, annexes and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule, annex or exhibit upon request.